                                                                      EXHIBIT 31


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,500,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC1

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                 JANUARY 5, 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COLLATERAL ANALYSIS

                               (deal
                                as a
                               whole)
                              Percent
                   Wtd Avg      of                                                                %       %     %       %      %
FICO  FICO         Current    Current  Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg                 Owner   Full   Ltd   Stated   Int
Low   High   LTV   Balance    Balance   GWAC    % MI   FICO      DTI      LTV    % SFD   % PUD   Occ     Doc   Doc    Doc    Only
----  ----  ----  ----------  -------  -------  ----  -------  -------  -------  ------  -----  ------  -----  ----  ------  -----
 500   524  > 65% 154,703.65    1.163    8.208     0      515    41.06    77.12   71.29  18.97  100.00  80.37  0.00   19.63  10.06
 525   549  > 65% 172,126.20    6.193    7.764     0      539    40.04    78.80   78.12  15.16   99.88  69.39  4.23   26.37  16.20
 550   574  > 65% 165,885.74   11.367    7.859     0      563    40.59    82.13   78.96  14.30   99.62  66.57  4.66   28.78  22.93
 575   599  > 70% 139,576.16   15.573    7.573     0      588    41.21    83.76   76.30  15.88   98.95  66.79  3.55   29.67  28.41
 600   624  > 70% 127,911.39   20.560    7.669     0      611    41.45    84.14   75.66  15.88   98.25  46.51  3.16   50.33  25.29
 625   649  > 70% 146,550.70   17.359    7.512     0      637    41.38    85.78   75.40  14.13   96.70  34.76  3.44   61.80  38.84
 650   674  > 80% 101,253.60    3.746    8.293     0      657    40.58    94.10   73.71  15.90   92.22  33.24  4.53   62.23  17.83
 675   699  > 80%  65,604.59    1.061    9.251     0      686    40.90    97.61   73.45  11.80   98.94  22.31  1.72   75.97   7.16
 700   724  > 80%  62,337.88    0.516    9.187     0      711    41.56    97.44   62.70  17.63   98.88  20.54  1.16   78.30   6.85
 725   749  > 85%  49,420.83    0.274    9.531     0      736    40.13    99.85   67.50  18.32   96.72  22.87  0.00   77.13   0.00
 750   774  > 85%  60,297.34    0.138    9.406     0      760    44.17    98.78   68.94  26.84  100.00  15.93  0.00   84.07   0.00
 775   799  > 85%  82,400.08    0.052    9.964     0      786    44.19   100.00   62.89  14.92  100.00   0.00  0.00  100.00   0.00
 800   max  > 85%  30,525.91    0.004    8.995     0      809    42.43   100.00  100.00   0.00  100.00   0.00  0.00  100.00   0.00

                                Percent
                     Wtd Avg       of                                                              %       %     %       %      %
LTV   LTV            Current    Current  Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg                Owner   Full   Ltd   Stated   Int
Low   High  DTI      Balance    Balance    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD    Occ    Doc   Doc    Doc    Only
----  ------------  ----------  -------  -------  ----------------------  -------  -----  -----  ------  -----  ----  ------  -----
  60%   64% > 49.9% 229,869.33    0.161    6.742     0      577    52.08    62.41  66.37   0.00  100.00  73.96  0.00   26.04   0.00
  65%   69% > 49.9% 278,096.69    0.319    7.027     0      569    51.48    66.94  72.64  10.68  100.00  77.71  8.43   13.87  13.58
  70%   74% > 49.9% 228,737.60    0.233    6.962     0      589    51.65    72.91  69.79   7.87   98.05  98.05  0.00    1.95  32.49
  75%   79% > 49.9% 232,911.03    0.608    7.205     0      580    52.40    77.49  75.22  19.30   98.84  61.73  4.12   34.14  24.46
  80%   84% > 49.9% 169,002.03    2.852    7.132     0      614    51.91    80.25  76.37  14.60   99.28  58.36  2.78   38.86  24.17
  85%   89% > 49.9% 192,295.83    0.759    7.552     0      592    52.44    86.72  74.64  14.12   95.31  64.60  0.80   34.60   8.29
  90%   94% > 49.9% 188,295.10    0.743    7.572     0      602    51.84    90.15  77.28  12.61   88.96  67.63  0.00   32.37   6.43
  95%   99% > 49.9% 154,346.77    0.354    8.029     0      614    51.83    95.29  79.83  13.17   99.53  75.23  0.00   24.77   2.22
 100%  max  > 49.9%

                               Percent
                    Wtd Avg      of                                                               %        %      %       %      %
DTI   DTI           Current    Current  Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg                Owner    Full    Ltd   Stated   Int
Low   High  FICO    Balance    Balance   GWAC    % MI    FICO     DTI      LTV    % SFD  % PUD   Occ      Doc    Doc     Doc   Only
----  ----  -----  ----------  -------  -------  ----  -------  -------  -------  -----  -----  ------  ------  -----  ------  -----
  20%   24% < 525   86,922.90    0.033    8.536     0      511    21.89    77.60  91.43   0.00  100.00  100.00   0.00    0.00   0.00
  25%   29% < 550  149,627.10    0.696    7.768     0      537    27.61    73.04  81.39  12.56   98.85   77.74   4.04   18.23  14.23
  30%   34% < 575  159,845.26    2.657    7.809     0      551    32.69    76.31  80.50  12.89   99.27   71.56   2.85   25.58  20.51
  35%   39% < 600  156,402.77    6.833    7.663     0      567    37.54    78.62  77.75  15.85   99.66   64.81   3.87   31.32  22.04
  40%   44% < 625  146,051.74   14.519    7.650     0      586    42.64    81.07  77.44  15.42   99.06   55.74   2.62   41.63  26.82
  45%   49% < 650  162,446.41   24.942    7.597     0      597    47.58    81.55  75.69  14.60   98.52   50.00   1.84   48.16  32.31
  50%   54% < 675  160,544.47    6.124    7.440     0      599    51.87    81.40  75.58  14.43   97.88   66.00   2.26   31.74  16.31
  55%  max  < 700  195,777.90    0.187    7.518     0      593    56.07    82.89  82.99  13.23   89.62   62.93  13.40   23.67  12.26

LIMITED AND STATED DOC

                     Percent
            Wtd Avg    of    Wtd        Wtd   Wtd   Wtd                %      %    %      %    %
FICO FICO   Current  Current Avg        Avg   Avg   Avg              Owner  Full  Ltd  Stated  Int
Low  High   Balance  Balance GWAC  % MI FICO  DTI   LTV  % SFD % PUD  Occ   Doc   Doc    Doc  Only  % CA  % NY  % FL
---- ---- ---------- ------- ----- ---- ---- ----- ----- ----- ----- ------ ---- ----- ------ ----- ----- ----- -----
 500  524 182,380.88   0.348 8.465    0  513 41.12 70.28 82.22 11.63 100.00 0.00  0.00 100.00 12.78 33.23 16.02 10.62
 525  549 200,248.16   2.448 7.744    0  539 41.16 71.81 82.53  9.89  99.47 0.00 11.53  88.47 21.22 27.27 12.72 11.82
 550  574 208,753.07   4.480 7.684    0  563 39.95 76.30 79.28 11.50  98.87 0.00 13.78  86.22 32.90 24.63  5.73  6.29
 575  599 207,812.67   6.577 7.567    0  588 40.11 78.51 79.44 12.86  98.38 0.00 10.92  89.08 32.02 30.18  4.88  7.76
 600  624 144,137.54  12.355 7.841    0  612 41.36 81.64 74.10 16.19  98.46 0.00  5.99  94.01 22.93 22.28  5.72  4.41
 625  649 149,761.48  11.521 7.702    0  637 41.48 84.94 76.20 13.23  97.62 0.00  5.40  94.60 39.56 27.45  6.44  8.82
 650  674 146,308.35   7.286 7.598    0  659 41.62 84.32 75.05 15.27  98.02 0.00  4.92  95.08 46.51 25.17  4.60  9.00
 675  699 146,066.55   3.953 7.442    0  686 42.20 82.93 72.08 11.90  98.36 0.00  2.31  97.69 45.06 36.07  2.05 12.70
 700  724 136,063.60   1.924 7.307    0  712 41.36 83.79 62.27 24.01  98.49 0.00  1.56  98.44 55.22 36.15  7.58  9.92
 725  749 118,199.64   1.076 7.396    0  736 39.81 83.80 74.21 13.01  98.64 0.00  0.00 100.00 51.35 17.49  5.50 16.51
 750  774 139,183.00   0.523 7.311    0  761 43.59 84.16 85.65 10.02 100.00 0.00  0.00 100.00 41.99 50.41  0.00 12.61
 775  799 201,411.80   0.269 7.250    0  786 44.33 83.89 63.84 14.54 100.00 0.00  0.00 100.00 62.64 64.71  0.00  0.00
 800  max  88,876.00   0.028 6.935    0  806 34.86 82.75 69.15 30.85 100.00 0.00  0.00 100.00  0.00  0.00  0.00  0.00

IO LOANS

                     Percent
           Wtd Avg     of    Wtd        Wtd   Wtd   Wtd                %      %     %      %     %
FICO FICO  Current   Current Avg        Avg   Avg   Avg              Owner   Full  Ltd  Stated  Int
Low  High  Balance   Balance GWAC  % MI FICO  DTI   LTV  % SFD % PUD  Occ    Doc   Doc    Doc   Only  % CA  % NY  % FL
---- ---- ---------- ------- ----- ---- ---- ----- ----- ----- ----- ------ ----- ----- ------ ------ ----- ----- -----
 500  524 223,412.03   0.128 7.616    0  513 41.20 74.42 75.80  7.47 100.00 65.21  0.00  34.79 100.00 28.15 16.74  0.00
 525  549 269,359.90   1.218 7.397    0  539 40.65 74.30 79.06 17.04 100.00 57.33  9.55  33.11 100.00 61.02  1.83  4.97
 550  574 268,354.33   2.957 7.280    0  563 40.79 76.77 78.96 15.65 100.00 50.15  6.57  43.28 100.00 44.23  3.40  3.02
 575  599 241,632.10   5.216 7.184    0  588 40.73 79.28 73.48 20.67  99.64 59.62  5.80  34.58 100.00 34.87  5.02  6.71
 600  624 234,279.55   5.849 7.032    0  611 42.29 80.94 74.68 18.28  99.36 51.57  4.89  43.54 100.00 35.73  5.29  4.42
 625  649 257,993.76   6.818 7.006    0  637 41.87 82.78 74.42 15.57  99.83 33.15  3.33  63.52 100.00 42.20  3.32  7.09
 650  674 253,529.71   4.133 6.958    0  660 42.36 81.38 71.25 17.49 100.00 18.01  0.97  81.02 100.00 37.17  4.16  8.01
 675  699 281,547.43   2.116 6.799    0  687 42.38 79.53 69.31 17.34 100.00 15.79  1.15  83.06 100.00 52.20  0.00 10.23
 700  724 246,314.01   1.208 6.634    0  712 41.12 80.27 60.00 25.72  98.65 12.06  1.98  85.96 100.00 49.48  5.17  9.66
 725  749 225,062.21   0.659 6.746    0  736 39.48 80.05 58.44 19.39  96.33 16.16  0.00  83.84 100.00 32.72  0.00 16.57
 750  774 278,254.10   0.301 6.318    0  761 44.73 80.00 78.10 21.90 100.00 27.11  0.00  72.89 100.00 51.34  0.00 14.87
 775  799 378,483.20   0.169 6.455    0  785 45.52 80.00 65.88 18.57 100.00  0.00  0.00 100.00 100.00 70.59  0.00  0.00
 800  max